Exhibit 10.06
DOMAIN NAMES AND TRADEMARKS LICENSE AGREEMENT
BY AND BETWEEN
SHANDA COMPUTER (SHANGHAI) CO., LTD.
AND
SHENGQU INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.

CONTENTS OF TABLE

1. GENERAL PROVISIONS	1

2. LICENSE, LICENSE FEES AND OTHER FEES	3

3. WARRANTY AND CONFIRMATION	3

4. TERM AND TERMINATION	5

5. FORCE MAJEURE	6

6. DISPUTE RESOLUTION	7

7. CONFIDENTIALITY	8

8. TRANSFER OR SUBLICENSE	8

9. NOTICE	8

10. MISCELLANEOUS	9

SCHEDULE 1: DOMAIN NAMES	11

SCHEDULE 2: TRADEMARKS	15

Domain Name and Trademark License Agreement
This Domain Name and Trademark License Agreement (hereinafter referred to as this “Agreement”) is made and entered into on this 1st day of July, 2008:
by and between
Shanda Computer (Shanghai) Co., Ltd., a company incorporated and validly existing under the laws of the People’s Republic of China (the “PRC”), with its registered address at Room 712-A, No. 625 Zhangjiang Road, Shanghai, PRC (hereinafter referred to as the “Licensor”);
And
Shengqu Information Technology (Shanghai) Co., Ltd., a company incorporated and validly existing under the laws of the PRC, with its registered address at No. 1 Building, No. 690 Bibo Road, Pudong New Area, Shanghai, PRC (hereinafter referred to as the “Licensee”).
The Licensor and the Licensee may hereinafter collectively be referred to as the “Parties” and, individually as the “Party”.
WHEREAS
A.	The Licensor is the registered owner of the domain names and trademarks hereunder in accordance with the applicable laws.
B.	The Licensor and the Licensee have agreed that the Licensee has the right to use the Licensor’s domain names and trademarks in accordance with this Agreement.
NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:
1.	GENERAL PROVISIONS

1.1	Definition

Unless otherwise provided in the context, each capitalized term used herein shall have the following meaning:

“Agreement” shall mean this Domain Name and Trademark License Agreement.

“CIETAC” shall mean the China International Economic and Trade Arbitration Commission.

“Confidential Information” shall mean the information in respect of technology or finance and in relation to the domain names and trademarks hereunder, in writing or oral, which is not in the public and is considered as confidential and proprietary by the Licensor. However, such confidential information shall not include the following information confirmed by the Licensee:
(a)	The information that is not considered as the confidential information hereunder when or after it is disclosed, excluding the information that is disclosed in violation of this Agreement; or

(b)	The information that is lawfully obtained from a third party who bears no confidential obligation for such information.
“Effective Date” shall mean the date when this Agreement is executed.

“Force Majeure” shall mean any uncontrollable, unforeseeable, unavoidable or unconquerable events, including but not limited to the earthquakes, typhoons, floods, fires, pestilence or any other Act of God, wars, strikes, other industrial actions, political unrest and riots, or other unforeseeable or unavoidable events, which may occur and adversely affect the performance, in whole or part, of this Agreement by the Parties after this Agreement is entered into.

“Licensed Territory” shall mean the world.

“The Parties” shall mean the Licensor and the Licensee.

“The PRC” shall mean the People’s Republic of China. For the purpose of this Agreement, the PRC hereunder shall exclude the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

“One Domain Name” or “More Domain Names” shall mean the one or more domain names listed in Schedule 1 hereto.

“One Trademark” or “More Trademarks” shall mean the one or more trademarks listed in Schedule 2 hereto.

1.2	Covention

In this Agreement, unless the context clearly indicates otherwise:
(a)	The words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(b)	Any reference to any Section, Exhibit or Schedule means such Section of, or such Exhibit or Schedule to, this Agreement, as the case may be, and references in any Section or definition to any clause shall mean such clause of such Section or definition;

(c)	Any Exhibit or Schedule hereunder shall be integral to this Agreement;

(d)	Any reference to any agreement, instrument or other document shall mean such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and

(e)	Any reference to the Party of this Agreement or any other document or arrangement shall include the executive persons, replacement, successors and permitted assignees of such Party.
2.	LICENSE, LICENSE FEES AND OTHER FEES

2.1	License

Subject to the terms and conditions of this Agreement, as of the effective date hereof, the Licensor shall license the Licensee to use the domain names listed in SCHEDULE 1 and the trademarks listed in SCHEDULE 2 in the Licensed Territory on a non-exclusive and non-transferable basis, and the Licensee accepts such license.

2.2	License Fees

The license hereunder shall not be charged.

2.3	Other Fees

The Licensee shall be liable for any fees arising out of the use of any of the domain names and trademarks hereunder, including but not limited to the fees used for the renewal of such domain names and trademarks hereunder, the fees arising from or in relation to the re-examination over or disputes concerning any of the rejected trademarks, the fees arising out of any disputes in the use of the trademarks/domain names hereunder, the fees caused by any infringement case, and other fees in relation to the use of the trademarks/domain names hereunder. In the event that the said fees have been paid by the Licensor, the Licensee shall reimburse such fees to the Licensor.

3.	WARRANTY AND CONFIRMATION

3.1	Licensor’s Warranty

The Licensor shall warrant that:
(a)	It has the right and power to license the Licensee to use the domain names and trademarks hereunder in accordance with this Agreement;

(b)	It will abide by and observe all applicable laws, and will do anything necessary to ensure the Licensee’s exercise and enforcement of all rights and obligations hereunder. In the event that the Licensee is unable to obtain any permit, consent or approval necessary to its exercise and enforcement of all rights and obligations hereunder, the Licensor shall assist the Licensee to obtain such permit, consent or approval; and

(c)	It will not take any actions that may adversely affect or are inconsistent with the Licensee’s exercise of the rights hereunder.
3.2	Depending on the warranty

The Licensor shall acknowledge and confirm that the signature of this Agreement by the Licensee and the Licensee’s consents to participate in the contemplated transactions is depended on the Licensor’s statements and warranties under this Section 3.

3.3	Conditional
(a)	The granted license hereunder shall be conditional on the followings:
(i)	The domain names and trademarks hereunder are legally held by the Licensor;

(ii)	The Licensee shall not infringe any of the Licensor’s rights when using the domain names and trademarks hereunder;

(iii)	Nothing in this Agreement shall:
A.	Grant the Licensee with the exclusive rights and benefits in respect of the domain names and trademarks hereunder; or

B.	Constitute any sale or transfer of the domain names and trademarks hereunder to the Licensee;
(iv)	Save for the use of the domain names and trademarks in accordance with the terms and conditions of this Agreement, nothing in this Agreement grants any other rights in respect of such domain names and trademarks to the Licensee.

3.4	Requirements to the Licensee

The Licensee shall not or shall not assist a third party to:
(a)	Bring any question, deny or cause any dispute in any country or region against the followings:
(i) The Licensor’s rights on the domain names and trademarks hereunder; or
(ii) Validity and enforcement of the domain names and trademarks hereunder;
(b)	Take any action inconsistent with the rights conferred on the domain names and trademarks held by the Licensor.
4.	TERM AND TERMINATION

4.1	Term
This License Agreement shall be effective permanently.
4.2	Termination
(a)	In any of the following circumstances, either Party is entitled to notify the other Party in writing to terminate this Agreement with immediate effect without bearing any liability for breach of this Agreement for such kind of termination:
(i)	The other Party materially breaches this Agreement seriously (the “Breaching Party”), and such Breaking Party fails to remedy such breach within thirty (30) days upon receipt of the written notice from the Non-breaching Party provided that such breach can be remedied;

(ii)	The other Party becomes bankrupt or insolvent, or comes into liquidation or dismissal proceedings, or shuts down its business, or is incapable of paying off any of its mature debts; or

(iii)	Any Force Majeure event, which is specified in Section 5.3, lasts for more than ninety (90) days.
(b)	The written notice mentioned under Section 4.2(a) has been given:
(i)	This Agreement shall be terminated; however, the provisions on any rights or claims that arise on or before the date of the termination of this Agreement shall survive.

4.3	Termination for the use of the domain names and trademarks
Upon the termination of this Agreement, the Licensee shall:
(a)	Promptly pay the due amount specified in Section 2.3 to the Licensor;

(b)	Promptly cease the use of the domain names and trademarks hereunder or any other similar domain names and trademarks;

(c)	Not attempt to register or use any domain names and trademarks that are similar to the domain names and trademarks hereunder; and

(d)	Take any further reasonable actions, at the Licensor’s request, to ensure that the Licensee will not claim any rights in relation to the domain names and trademarks hereunder.
5.	FORCE MAJEURE

5.1	Noticing Obligation and Suspension Obligation

In the event that either Party is or may be affected by any of the Force Majeure events:
(a)	Such Party shall notify the other Party of such Force Majeure event promptly, and such notice shall cover:
(i)	All detailed information on such Force Majeure event;

(ii)	Estimated duration for such Force Majeure event;

(iii)	The obligations that has been affected by such Force Majeure and the extension of such affect;

(iv)	The planned measures to reduce the loss and adverse effect; and
(b)	The Party sending the notice is entitled to suspend the performance of its obligations to the extent affected by such Force Majeure event during the period in which such Force Majeure event lasts.
5.2	Efforts to conquer the Force Majeure

The Party so affected by any of the Force Majeure events shall try its best efforts to remove and conquer such Force Majeure, or to minimize the adverse effects arising out from such Force Majeure.

5.3	Termination

In the event that the Force Majeure lasts for more than ninety (90) days, any Party is entitled to terminate this Agreement in accordance with Section 4.2.

6.	DISPUTE RESOLUTION

6.1	Friendly Negotiation

In case of any dispute arising out of the performance of this Agreement, either Party shall:
(a)	Notify the other Party of such dispute; and

(b)	Try its best efforts to settle such dispute through negotiation.
6.2	Arbitration
(a)	In the event that the dispute mentioned in Section 6.1 cannot be settled through negotiation, either Party may submit such dispute to the China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with the rules of the CIETAC in force for the time being (the “Rules”), and such Rules shall be deemed to be integral to this Agreement.

(b)	The arbitral tribunal shall consist of three (3) arbitrators, and such arbitrators shall be chosen from the arbitrator list of the CIETAC in accordance with the following method:
(i)	The arbitration applicant shall appoint one (1) arbitrator in accordance with the Rules;

(ii)	The arbitration defendant shall appoint one (1) arbitrator in accordance with the Rules; and

(iii)	The director of the CIETAC shall appoint one (1) arbitrator as the chief arbitrator of the tribunal in accordance with the Rules.
(c)	The arbitration shall be:
(i)	Held in Shanghai of China; and

(ii)	Processed in Chinese.
(d)	The awards shall be final and binding upon the Parties, and the Parties agree to abide by such awards.

(e)	The arbitration fees shall be borne by the Party designated in the awards.

6.3	Continued Rights and Obligations

Notwithstanding any dispute is settled through negotiation in accordance with Section 6.1, or settled through arbitration in accordance with Section 6.2, each Party:
(a)	Is entitled to exercise the remainder of its rights hereunder; and

(b)	Shall perform the remainder of its obligations hereunder, excluding such obligations under dispute.
7.	CONFIDENTIALITY

During the effective Term of this Agreement and two (2) years after this Agreement is terminated, the Licensee shall not:
(a)	Disclose, directly or indirectly, any confidential information to any person rather than its employees or consultants without prior written consents of the Licensor; or

(b)	Use or reproduce the confidential information for any other purposes rather than the purposes of this Agreement.
8.	TRANSFER OR SUBLICENSE

Without prior written consents of the Licensor, the Licensee shall not:
(a)	Transfer or sublicense, in whole or part, this Agreement; or

(b)	Transfer its rights and/or obligations hereunder, in whole or part, to its affiliates.
9.	NOTICE

9.1	Methods for Notice

Any notice, consent, approval or correspondence (the “Notice”) sent in accordance with this Agreement shall be:
(a)	Written in Chinese;

(b)	Signed by the Party sending the Notice (the “Sending Party”) or the authorized representative of the Sending Party; and

(c)	By:

(i)	Personal delivery to the address of the other Party or postpage prepaid mail; or

(ii)	Fax to the other Party with a report showing the successful and complete transmission of the Notice is obtained from the fax machine that is used to send such Notice.
9.2	Address of Notice

The addresses, post codes and fax numbers of the Parties are as follows. Either Party may notify the other Party in writing of its new address, post code and fax number:

To Licensor Address: No. 208 Juli Road, Pudong New Area, Shanghai Post Code: 201203 Fax Number:

To Licensee Address: No. 1 Building, No. 690 Bibo Road, Pudong New Area, Shanghai Post Code: 201203 Fax Number:
10.	MISCELLANEOUS

10.1	Modification to this Agreement

Any modification, supplement, replacement or update to this Agreement shall be made by entering into a written instrument by the Parties.

10.2	Governing Law

This Agreement shall be governed by the public, effective and valid laws of the PRC.

10.3	Effectiveness

This Agreement comes to effect after it is executed and sealed by the Parties.

10.4	Waiver

The waiver of any rights by any Party shall be made in writing, and shall be executed into by such Party, and:
(a)	Any other acts (including the failure or delay to exercise such right) of either Party shall not constitute a waiver of such right, nor prevent the exercise of such right in any way;

(b)	If any right has been waived under one (1) or more occasion, it shall not be deemed to be waived under other occasions; and

(c)	The exercise of any right shall not affect any further exercise of such right or any other rights.
10.5	Severability

The invalidity of any provision of this Agreement shall not affect the validity of any other provisions hereof.

10.6	Language

This Agreement is in Chinese.

10.7	Counterpart

This Agreement is entered into in Chinese with two (2) originals. Each Party holds one (1).
IN WITNESS THEREOF, this Agreement is duly entered into by and between:

Shanda Computer (Shanghai) Co., Ltd.	Signed by Authorized Representative:
(Seal)

Shengqu Information Technology (Shanghai)	Signed by Authorized Representative:
Co., Ltd. (Seal)

SCHEDULE 1: DOMAIN NAMES

No.	Name of Item	Domain Name
1	Knights of Three Kingdoms	update.3ghero.sdo.com
2	Knights of Three Kingdoms	www.3ghero.sdo.com
3	Rolling Ball	bbs.ggq.sdo.com
4	Rolling Ball	ggq.sdo.com
5	The Legend of Mir 2	home.mir2.sdo.com
6	The Legend of Mir 2	mir2.sdo.com
7	The Legend of Mir 2	support.mir2.sdo.com
8	The Legend of Mir 2	web.mir2.sdo.com
9	The Legend of Mir 2	www.mir2.sdo.com
10	Kung Fu Kid	bbs.gfxz.sdo.com
11	Kung Fu Kid	bbs.gongfu.sdo.com
12	Kung Fu Kid	bbs.kk.sdo.com
13	Kung Fu Kid	bbs.kongfu.sdo.com
14	Kung Fu Kid	bbs.kungfukids.sdo.com
15	Kung Fu Kid	gfxz.sdo.com
16	Kung Fu Kid	gongfu.sdo.com
17	Kung Fu Kid	jp.kk.sdo.com
18	Kung Fu Kid	jw.kk.sdo.com
19	Kung Fu Kid	kk.sdo.com
20	Kung Fu Kid	kungfu.sdo.com
21	Kung Fu Kid	kungfukids.sdo.com
22	Kung Fu Kid	tg.kk.sdo.com
23	Zippy Race	client.kart.sdo.com
24	Zippy Race	crazycar.sdo.com
25	Zippy Race	crazykart.sdo.com
26	Zippy Race	honor.kart.sdo.com
27	Zippy Race	kart.sdo.com
28	Zippy Race	kartdq.sdo.com
29	Zippy Race	login1.kart.sdo.com
30	Zippy Race	login2.kart.sdo.com
31	Zippy Race	netlog.kart.sdo.com
32	Zippy Race	patch.kart.sdo.com
33	Zippy Race	patch1.kart.sdo.com
34	Zippy Race	tv.kart.sdo.com
35	Zippy Race	upload.kart.sdo.com
36	Zippy Race	video.kart.sdo.com
37	Zippy Race	wap.kart.sdo.com
38	The World Of Legend	bbs.woool.sdo.com
39	The World Of Legend	home.woool.sdo.com
40	The World Of Legend	jinpai.woool.sdo.com
41	The World Of Legend	jp.woool.sdo.com
42	The World Of Legend	kefu.woool.sdo.com
43	The World Of Legend	mytest.woool.sdo.com
44	The World Of Legend	wap.woool.sdo.com
45	The World Of Legend	Wap.wooolc2c.sdo.com
46	The World Of Legend	www.woool.sdo.com
47	Archlord	area.ac.sdo.com
48	Archlord	area1.ac.sdo.com
49	Archlord	area10.ac.sdo.com
50	Archlord	area11.ac.sdo.com
51	Archlord	area12.ac.sdo.com
52	Archlord	area13.ac.sdo.com

No.	Name of Item	Domain Name
53	Archlord	area14.ac.sdo.com
54	Archlord	area15.ac.sdo.com
55	Archlord	area16.ac.sdo.com
56	Archlord	Area17.ac.sdo.com
57	Archlord	area18.ac.sdo.com
58	Archlord	area19.ac.sdo.com
59	Archlord	area2.ac.sdo.com
60	Archlord	area21.ac.sdo.com
61	Archlord	area22.ac.sdo.com
62	Archlord	area23.ac.sdo.com
63	Archlord	area24.ac.sdo.com
64	Archlord	area25.ac.sdo.com
65	Archlord	area26.ac.sdo.com
66	Archlord	area27.ac.sdo.com
67	Archlord	area28.ac.sdo.com
68	Archlord	area3.ac.sdo.com
69	Archlord	area30.ac.sdo.com
70	Archlord	area31.ac.sdo.com
71	Archlord	area32.ac.sdo.com
72	Archlord	area33.ac.sdo.com
73	Archlord	area38.ac.sdo.com
74	Archlord	area39.ac.sdo.com
75	Archlord	area39ac.ac.sdo.com
76	Archlord	area4.ac.sdo.com
77	Archlord	area5.ac.sdo.com
78	Archlord	area6.ac.sdo.com
79	Archlord	area7.ac.sdo.com
80	Archlord	area8.ac.sdo.com
81	Archlord	area9.ac.sdo.com
82	Archlord	bbs.ac.sdo.com
83	Archlord	cncpatch.ac.sdo.com
84	Archlord	gm.ac.sdo.com
85	Archlord	neilogin.ac.sdo.com
86	Archlord	neipatch.ac.sdo.com
87	Archlord	patch10.ac.sdo.com
88	Archlord	patch2.ac.sdo.com
89	Archlord	patch4.ac.sdo.com
90	Archlord	patch5.ac.sdo.com
91	Archlord	patch6.ac.sdo.com
92	Archlord	patch7.ac.sdo.com
93	Archlord	patch8.ac.sdo.com
94	Archlord	patch9.ac.sdo.com
95	Archlord	pay.ac.sdo.com
96	TalesRunner	jg.pao.sdo.com
97	TalesRunner	jgl.pao.sdo.com
98	TalesRunner	jgx.pao.sdo.com
99	TalesRunner	shop.pao.sdo.com
100	TalesRunner	update.pao.sdo.com
101	TalesRunner	bbs.pao.sdo.com
102	LaTale	autopatch.chd.sdo.com
103	LaTale	bbs.chd.sdo.com
104	LaTale	bbs.chdcnc.sdo.com
105	LaTale	chd.sdo.com
106	LaTale	chdcnc.sdo.com
107	LaTale	chdlogin1.sdo.com

No.	Name of Item	Domain Name
108	LaTale	chdlogin10.sdo.com
109	LaTale	chdlogin11.sdo.com
110	LaTale	chdlogin12.sdo.com
111	LaTale	chdlogin13.sdo.com
112	LaTale	chdlogin14.sdo.com
113	LaTale	chdlogin15.sdo.com
114	LaTale	chdlogin16.sdo.com
115	LaTale	chdlogin17.sdo.com
116	LaTale	chdlogin18.sdo.com
117	LaTale	chdlogin19.sdo.com
118	LaTale	chdlogin2.sdo.com
119	LaTale	chdlogin20.sdo.com
120	LaTale	chdlogin21.sdo.com
121	LaTale	chdlogin22.sdo.com
122	LaTale	chdlogin3.sdo.com
123	LaTale	chdlogin4.sdo.com
124	LaTale	chdlogin5.sdo.com
125	LaTale	chdlogin6.sdo.com
126	LaTale	chdlogin7.sdo.com
127	LaTale	chdlogin8.sdo.com
128	LaTale	chdlogin9.sdo.com
129	LaTale	chdlogin999.sdo.com
130	LaTale	city.chd.sdo.com
131	LaTale	philips.chd.sdo.com
132	LaTale	wap.chd.sdo.com
133	DJMax	djmax.sdo.com
134	RO	bbs.ro.sdo.com
135	RO	chongqing.ro.sdo.com
136	RO	ftp1.ro.sdo.com
137	RO	ftp10.ro.sdo.com
138	RO	ftp2.ro.sdo.com
139	RO	ftp3.ro.sdo.com
140	RO	ftp4.ro.sdo.com
141	RO	ftp5.ro.sdo.com
142	RO	ftp6.ro.sdo.com
143	RO	ftp7.ro.sdo.com
144	RO	ftp8.ro.sdo.com
145	RO	ftp9.ro.sdo.com
146	RO	guangzhou.ro.sdo.com
147	RO	henan.ro.sdo.com
148	RO	huanan.ro.sdo.com
149	RO	pk1.ro.sdo.com
150	RO	pk2.ro.sdo.com
151	RO	ro.sdo.com
152	RO	roshop.sdo.com
153	RO	shanghai.ro.sdo.com
154	RO	shanghai2.ro.sdo.com
155	RO	shanghai3.ro.sdo.com
156	RO	webpatch1.ro.sdo.com
157	RO	webpatch10.ro.sdo.com
158	RO	webpatch2.ro.sdo.com
159	RO	webpatch3.ro.sdo.com
160	RO	webpatch4.ro.sdo.com
161	RO	webpatch5.ro.sdo.com
162	RO	webpatch6.ro.sdo.com

No.	Name of Item	Domain Name
163	RO	webpatch7.ro.sdo.com
164	RO	webpatch8.ro.sdo.com
165	RO	webpatch9.ro.sdo.com
166	Push Online	bbs.push.sdo.com
167	Push Online	bbs.ttx.sdo.com
168	Push Online	jz.ttx.sdo.com
169	Push Online	push.sdo.com
170	Push Online	ttx.sdo.com
171	Push Online	ttx.transport.sdo.com
172	Push Online	ttx-down.sdo.com
173	Push Online	ttx-downcnc.sdo.com
174	Wulin’s Side Story	bbs.do.sdo.com
175	Wulin’s Side Story	www.do.sdo.com
176	Shanda Monopoly	dxupdate.rich.sdo.com
177	Shanda Monopoly	rich.sdo.com
178	Shanda Monopoly	richman.sdo.com
179	Shanda Monopoly	richtest.sdo.com
180	Shanda Monopoly	update.rich.sdo.com
181	Shanda Monopoly	wtupdate.rich.sdo.com
182	Shanda Monopoly	www.rich.sdo.com
183	DDO	bbs.ddo.sdo.com
184	DDO	bbs2.ddo.sdo.com
185	DDO	ddo.sdo.com
186	DDO	faq.ddo.sdo.com
187	DDO	faq2.ddo.sdo.com
188	DDO	gls0.ddo.sdo.com
189	DDO	gls1.ddo.sdo.com
190	DDO	gls2.ddo.sdo.com
191	DDO	gls3.ddo.sdo.com
192	DDO	gls997.ddo.sdo.com
193	DDO	gls998.ddo.sdo.com
194	DDO	ly.ac.sdo.com
195	DDO	mzone.ddo.sdo.com
196	DDO	patch1.ddo.sdo.com
197	DDO	patch2.ddo.sdo.com
198	DDO	patch3.ddo.sdo.com
199	DDO	patch997.ddo.sdo.com
200	DDO	patch998.ddo.sdo.com
201	DDO	sas1.ddo.sdo.com
202	DDO	sas2.ddo.sdo.com
203	DDO	sas3.ddo.sdo.com
204	DDO	sas997.ddo.sdo.com
205	DDO	sas998.ddo.sdo.com
206	DDO	status1.ddo.sdo.com
207	DDO	status2.ddo.sdo.com
208	DDO	status3.ddo.sdo.com
209	DDO	status997.ddo.sdo.com
210	DDO	status998.ddo.sdo.com
211	DDO	wap.ddo.sdo.com
212	Chaotic World	bbs.luan.sdo.com
213	Chaotic World	luan.sdo.com
214	Chaotic World	luan.tg.sdo.com
215	Chaotic World	luanwu.sdo.com
216	Chaotic World	lwtx.sdo.com
217	Chaotic World	tg.luan.sdo.com
218	Chaotic World	wap.luan.sdo.com

No.	Name of Item	Domain Name
219	Chaotic World	www.luan.sdo.com
220	Maple Story	bbs.mxd.sdo.com
221	Maple Story	city.mxd.sdo.com
222	Maple Story	mxd.sdo.com
223	Maple Story	nprotect2.mxd.sdo.com
224	Maple Story	nprotect3.mxd.sdo.com
225	Maple Story	wap.mxd.sdo.com
226	Maple Story	www.mxd.sdo.com
227	Magical Land	bbs.mland.sdo.com
228	Magical Land	home.mland.sdo.com
229	Magical Land	mland.sdo.com
230	Magical Land	shop.mland.sdo.com
231	Magical Land	wap.mland.sdo.com
232	Magical Land	www.mland.sdo.com
233	BNB	bbs.bnb.sdo.com
234	BNB	bnb.sdo.com
235	BNB	bnbgirl.sdo.com
236	BNB	cp.bnb.sdo.com
237	BNB	dd.bnb.sdo.com
238	BNB	dlt.bnb.sdo.com
239	BNB	dw.bnb.sdo.com
240	BNB	fam01.bnb.sdo.com
241	BNB	fam02.bnb.sdo.com
242	BNB	fam03.bnb.sdo.com
243	BNB	fam04.bnb.sdo.com
244	BNB	fam05.bnb.sdo.com
245	BNB	hjyj.bnb.sdo.com
246	BNB	home.bnb.sdo.com
247	BNB	ice.bnb.sdo.com
248	BNB	lp.bnb.sdo.com
249	BNB	nprotect1.mxd.sdo.com
250	BNB	nprotect2.bnb.sdo.com
251	BNB	qgds.bnb.sdo.com
252	BNB	sp.bnb.sdo.com
SCHEDULE 2: TRADEMARK

		Registration
		Number of		Country or
No.	Trademark	Trademark	Category	Region
1	SHANDA	3231898	41	China
2	SHANDA	3231899	41	China
3	SHANDA NETWORKING	4051214	41	China
4	SNDA	4455727	41	China
5	SNDA RICHMAN AND GRAPHICS	4765786	41	China
6	SHANDA KONGKONG ONLINE	5208420	41	China

		Registration
		Number of		Country or
No.	Trademark	Trademark	Category	Region
7	SHANDA NETWORKING	5762549	41	China
8	SNDA RICHMAN +COIN	6172432	41	China
9	SHANDA SUPERSTAR	6448726	41	China